SPDR® Series Trust

SPDR S&P KENSHO CLEAN POWER ETF

SPDR S&P KENSHO FINAL FRONTIERS ETF

SPDR S&P KENSHO FUTURE SECURITY ETF

SPDR S&P KENSHO INTELLIGENT STRUCTURES ETF

SPDR S&P KENSHO NEW ECONOMIES COMPOSITE ETF

SPDR S&P KENSHO SMART MOBILITY ETF

(each a “Fund”, collectively, the “Funds”)

Supplement dated August 14, 2020 to Statement of Additional Information dated October 31, 2019, as may be supplemented from time to time

Effective immediately, the fourth paragraph of the “THE INVESTMENT ADVISER” section on page 29 is deleted and replaced with the following:

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets as set forth in the Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2020. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2020 except with the approval of the Funds’ Board of Trustees. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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